 SKYLINE FUNDS-REGISTERED TRADEMARK-
-------------------------------------------------------------------

SPECIAL EQUITIES PORTFOLIO
PURE NO LOAD
NO 12b-1 FEES

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                   MARCH 1, 2002

                               TABLE OF CONTENTS

                                                              Page
SKYLINE SPECIAL EQUITIES PORTFOLIO..........................    1
       INVESTMENT OBJECTIVE.................................    1
       PRINCIPAL INVESTMENT STRATEGIES......................    1
       PRINCIPAL RISKS......................................    1
       IS THE FUND RIGHT FOR YOU?...........................    1
       HOW THE FUND HAS PERFORMED...........................    2
FEES AND EXPENSES...........................................    4
HOW WE CHOOSE INVESTMENTS...................................    5
       INVESTMENT DECISION MAKING PROCESS...................    5
       THE FUND.............................................    6
WHO MANAGES THE FUND........................................    6
       THE ADVISER..........................................    6
       SKYLINE'S RESEARCH GROUP.............................    7
INVESTMENT RISKS............................................    8
HOW WE MANAGE RISK..........................................    9
TYPES OF ACCOUNTS...........................................    9
INFORMATION ON PURCHASING SHARES............................   11
       TO OPEN A NEW ACCOUNT WITH US........................   11
       TO ADD TO AN EXISTING ACCOUNT........................   12
       RULES THAT APPLY TO ALL SHARE PURCHASES..............   13
       DETERMINING THE SHARE PRICE..........................   14
INFORMATION ON REDEEMING SHARES.............................   15
       RULES THAT APPLY TO ALL SHARE REDEMPTIONS............   16
       SIGNATURE GUARANTEES.................................   18
SHAREHOLDER SERVICES........................................   19
       SHAREHOLDER ACCOUNTS.................................   19
       CHANGES TO YOUR ADDRESS..............................   19
       EXCHANGE PLAN........................................   19
       AUTOMATIC INVESTMENT PLAN............................   20
       ELECTRONIC FUNDS PURCHASES...........................   20
       SYSTEMATIC WITHDRAWAL PLAN...........................   21
       RETIREMENT PLANS.....................................   21
DISTRIBUTIONS AND TAXES.....................................   21
       DISTRIBUTION PAYMENT AND REINVESTMENT OPTIONS........   21
       TAXES AND TAX REPORTING..............................   22
       BUYING AND SELLING SHARES CLOSE TO A RECORD DATE.....   22
SHAREHOLDER INQUIRIES.......................................   23
OUR SERVICE PROVIDERS.......................................   23
FINANCIAL HIGHLIGHTS........................................   23

                       SKYLINE SPECIAL EQUITIES PORTFOLIO

INVESTMENT OBJECTIVE

  The Fund seeks maximum capital appreciation primarily through investment in common stocks that its investment adviser considers to be undervalued.

PRINCIPAL INVESTMENT STRATEGIES

  Special Equities Portfolio is a small cap value investment. The Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. The Fund also invests in stocks that are depressed due to current problems at the company if there is an expectation that the company's operations will improve. The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion.

PRINCIPAL RISKS

  Your investment in the Fund is subject to market risk--the risk that a particular stock, or stocks in general, may rise or fall in value in response to company, market or economic news. If the stocks owned by the Fund fall in value, your investment in the Fund would also fall in value. Stocks tend to have periods of rising prices and periods of falling prices, and when you sell your shares of the Fund, they may be worth more or less than you paid for them. You could lose money on your investment.

  Compared to large companies, small companies like those in which the Fund invests often have a shorter history of operations or a narrower product line, and may have a harder time raising additional capital when they need it. As a result, the stock prices of small companies tend to move more abruptly than stocks of large companies. There are also risks when investing in value-oriented stocks, including the risk that value-oriented stocks may never reach what the investment adviser believes are their full market values and may underperform growth-oriented stocks during some periods.

IS THE FUND RIGHT FOR YOU?

  The Fund is designed for shareholders who are long-term investors, who can accept more risk and volatility than the general stock market, and who are willing to accept fluctuations in share price.

  This Fund is not appropriate for shareholders who need regular income, have a short-term investment horizon, or who are unwilling to accept fluctuation in share price or possible losses.

HOW THE FUND HAS PERFORMED

  The bar chart and table that follow are intended to help you assess the variability of the Fund's returns over the periods indicated. Returns include the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not guarantee future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

  The following chart shows the annual performance of the Fund during the past ten calendar years:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS (%)
1992                       42.5
1993                       22.9
1994                       -1.2
1995                       13.8
1996                       30.4
1997                       35.4
1998                       -7.2
1999                      -13.3
2000                       24.2
2001                       13.9

  During the 10 years ended December 31, 2001, the Fund's highest and lowest quarterly returns were:

  -  Highest quarterly return: 25.50%, during the quarter ended September 30,
     1997

  -  Lowest quarterly return: -20.49%, during the quarter ended September 30,
     1998

  Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 800.828.2759 or visit www.skylinefunds.com.

  The table below shows how the Fund's average annual performance (before and after taxes) for the one, five, and ten year periods ended December 31, 2001, and since the Fund's inception on April 23, 1987 compares with broad measures of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

  After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

  Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

                      Average Annual Total Returns for Periods Ended
                                   December 31, 2001 (%)
-------------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                               1 Year         5 Years       10 Years       April 23, 1987
-------------------------------------------------------------------------------------------
SPECIAL EQUITIES
  PORTFOLIO
  Return before taxes....
                                    13.92       9.06          14.74             14.24
  Return after taxes on
    distributions........           13.92       7.74          11.98             11.71
  Return after taxes on
    distributions and
    sale of Fund
    shares...............            8.48       6.92          11.18             11.06
RUSSELL 2000-REGISTERED
  TRADEMARK- VALUE*......           14.03      11.21          15.12             11.86**
RUSSELL 2000-REGISTERED
  TRADEMARK-*............            2.49       7.52          11.51              9.58
S&P 500*.................          -11.87      10.73          12.97             12.66

------------------------

* The Russell 2000-Registered Trademark- Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios. The Russell 2000-Registered Trademark- Index is an unmanaged, market value-weighted index comprised of small-sized companies. The S&P 500 Index, an unmanaged, widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All third party trademarks are the property of their owners.

**  Return is calculated from an inception date of 5/1/87.

                               FEES AND EXPENSES

  The Fund is a "no-load" fund. You do not pay any sales charge when you purchase or sell your shares. However, you will pay indirectly various other expenses because the Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------
SHAREHOLDER FEES
  (fees paid directly from your investment)
------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases...................  None
Maximum Deferred Sales Charge...............................  None
Redemption Fee..............................................  None
Exchange Fee................................................  None
------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
------------------------------------------------------------------
Comprehensive Management Fee (including most operating
  expenses)*................................................  1.48%
Distribution (12b-1) Fees...................................  None
Other Expenses..............................................  0.01%
                                                              ----
Total Annual Fund Operating Expenses........................  1.49%

------------------------

* Under the Advisory Agreement, Skyline Asset Management, L.P. pays all of the ordinary operating expenses of the Fund, except the fees and expenses of the Fund's non-interested trustees. (See "Who Manages the Fund--THE ADVISER.")

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

1 year.....................................  $  152
3 years....................................     471
5 years....................................     813
10 years...................................   1,779

  THE EXAMPLE IS FOR ILLUSTRATION ONLY. IT IS NOT MEANT TO SUGGEST THE FUND'S ACTUAL OR EXPECTED COSTS OR EXPENSES, WHICH MAY BE MORE OR LESS THAN THE AMOUNTS SHOWN.

                           HOW WE CHOOSE INVESTMENTS

INVESTMENT DECISION MAKING PROCESS

  A team of experienced investment professionals manages Skyline Special Equities Portfolio. Portfolio management responsibilities are divided among a research group with investment teams each covering specific sectors of the small cap universe. When looking for investment ideas, the research group relies on a number of sources, both internal and external. Typical sources used to identify prospects are outside research services, computer screens, and an internally-developed watch list of stocks. The research group screens stocks using:

  - valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;

  -  earnings growth prospects;

  -  a small capitalization range; and

  -  a bottom up approach--one stock at a time, without market forecasts.

  Potential stock ideas that pass the initial review stage are researched in-depth by a member of the research group. For most stocks researched, a member of the research group:

  -  reviews corporate documents;

  -  reviews existing research reports written by third-party sources;

  -  prepares a comprehensive income statement model;

  -  reviews industry comparisons; and

  - meets and talks with the company's senior management, usually the CFO and/or the CEO.

  If the stock idea still appears to be an attractive investment after that research, the idea is presented to the research group for discussion. After the research group's review, the particular investment team covering the security makes the final buy or sell decision.

  After an investment is included in the portfolio, it is regularly monitored so that the portfolio remains consistent with the Adviser's investment philosophies. The investment team frequently asks the question, "knowing what we know now, would we buy the stock today?" If not, the stock should be sold and replaced with a stock with more favorable prospects. In general, a stock is replaced when it reaches its sell target or when fundamental conditions change such that the original investment thesis is no longer valid.

THE FUND

  The Fund seeks maximum capital appreciation primarily through investing in common stocks that the Adviser considers to be undervalued.

  Companies in which the Fund invests generally fall into one of the following three categories:

  1. A company that is selling at a price/earnings ratio below the average for the overall stock market, which the Adviser believes will achieve above-average growth in earnings.

  2. A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company's operations will improve.

  3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and, consequently, offers potential for appreciation.

  The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion. The Adviser attempts to identify companies that it believes have been neglected by the investment community.

  The Fund is ordinarily substantially fully invested, and under normal circumstances, at least 80% of the Fund's net assets plus any borrowings will be invested in equity securities. The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

                              WHO MANAGES THE FUND

THE ADVISER

  The Fund's investment adviser is Skyline Asset Management, L.P. (referred to as the "Adviser" in this prospectus), 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. In addition to managing the Fund, the Adviser provides separate institutional account management for corporate defined benefit and defined contribution plans (401(k)), endowments, foundations, public funds and high net worth individuals. The Adviser has advised and managed the Fund since 1995. The partners of the Adviser manage the day-to-day operations of the Adviser. The Adviser manages the Fund's investments. In addition, the Adviser provides office space, facilities, equipment, and personnel for managing the assets and administering the Fund's day-to-day operations, and provides shareholder and investor services.

  For its advisory, management and administrative services, and for the assumption of its ordinary operating expenses, the Fund pays the Adviser a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million and 1.35% of average daily net assets in excess of $600 million. For the most recent fiscal year, the Fund paid 1.48% of its average net assets in comprehensive management fees to the Adviser.

SKYLINE'S RESEARCH GROUP

  A team of experienced investment professionals manages Skyline Special Equities Portfolio. Portfolio management responsibilities are divided among a research group that is comprised of investment teams each covering specific sectors of the small cap universe.

  The members of the research group that have portfolio management responsibility are:

  WILLIAM M. DUTTON. Mr. Dutton is the managing partner, research and portfolio management, of the Adviser. Prior to Skyline Funds, Mr. Dutton was employed at Mesirow Financial starting in 1980 as a securities analyst in the Brokerage Division and transferring to Mesirow's Asset Management Division in 1984. From 1984 to 2001, he was a portfolio manager responsible for managing small capitalization equity portfolios. Mr. Dutton graduated with a Bachelor of Arts degree in English Literature from Princeton University and received a Master's degree in Accounting from the University of Illinois. He is a Certified Public Accountant.

  WILLIAM F. FIEDLER. Mr. Fiedler is a partner, research and portfolio management, of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Fiedler was a registered securities and commodities representative with J.F. Dalton Associates. Mr. Fiedler holds a Bachelor of Arts degree from Ripon College and a M.B.A. degree in Finance from the University of Wisconsin-Madison.

  MICHAEL MALONEY. Mr. Maloney is a partner, research and portfolio management, of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. He was also formerly employed by Harris Associates L.P. as a computer research assistant. Mr. Maloney earned his Bachelor of Arts degree from DePaul University and his M.B.A. degree in Finance from the University of Wisconsin-Madison.

  MARK N. ODEGARD. Mr. Odegard is a partner, research and portfolio management, of the Adviser, joining the firm in 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co. Mr. Odegard received his Bachelor of Science and M.B.A. degrees from DePaul University. He is a Certified Public Accountant and Chartered Financial Analyst.

                                INVESTMENT RISKS

  Risk is a part of investing in mutual funds that invest in stocks. The biggest risk of investing in the Fund is market risk--the risk that a particular stock, stocks of companies in a particular industry, or stocks of small companies may fall in value. As a result, you may receive little or no return on your investment or may lose part or all of your investment.

  Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Fund should be considered a long-term investment, designed to provide the best results when held for several years or more.

  Because the Fund invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies, investing in the Fund may involve an above-average degree of risk. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and have a smaller public market for their securities.

  The Fund invests in value stocks--stocks that the Adviser believes are undervalued and, consequently, offer potential for appreciation. Value-oriented stocks may outperform stocks with stronger growth characteristics during some periods, but may not reach what the Adviser believes are their full market values and may underperform such growth stocks during other periods.

  The Fund buys and sells securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the portfolio turnover rate. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. See "Distributions and Taxes" in this prospectus and "Taxes" in the Statement of Additional Information.

                               HOW WE MANAGE RISK

  The Adviser attempts to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations, to produce a favorable risk/reward ratio.

  The Fund has adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit investment risk and maintain portfolio diversification. In particular, the Fund may not invest more than:

  - 5% of its total assets (valued at the time of investment) in any one issuer, or acquire 10% of the voting securities of that issuer (this restriction does not apply to government securities); or

  - 25% of its total assets (valued at the time of investment) in companies in a single industry (this restriction does not apply to government securities).

  The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

                               TYPES OF ACCOUNTS

  You may set up an account directly with us, in any of the following ways.

INDIVIDUAL/JOINT TENANT

  Individual accounts are owned by one individual. Joint tenant accounts have two or more owners, and provide for rights of survivorship. Both accounts are registered under one social security or tax identification number.

GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)

  These custodial accounts provide a way to invest money on behalf of a minor child. The account is registered under the minor's social security number. Depending on state laws, you may set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST

  You must establish a trust before investing money on behalf of a trust. The account is registered under the trust's tax identification number.

BUSINESS/ORGANIZATION

  You may invest money on behalf of a corporation, association, partnership or other group. We require a certified corporate resolution or certificate of authorization to redeem shares.

RETIREMENT ACCOUNTS

  Retirement plans provide individuals with tax-advantaged ways to save for retirement, through contributions, which may be tax deductible, and have tax-deferred growth.

  TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

  Traditional IRAs allow individuals with earned income who are under the age of 70 1/2 to save up to $3,000 ($3,500 for taxpayers age 50 and over) per tax year for retirement. Contributions may be tax deductible, subject to certain limits, and earnings grow tax-deferred. The amount you can contribute to a traditional IRA in any year is reduced by the amount you contribute to a Roth IRA and other IRAs in which you participate.

  ROTH IRAS

  Roth IRAs allow unmarried individuals with adjusted gross incomes up to $95,000 per year to contribute up to $3,000 ($3,500 for taxpayers age 50 and over) per tax year for retirement. Married couples with adjusted gross incomes up to $150,000 who file a joint return can contribute up to $6,000 (increased by $500 for each taxpayer age 50 and over). If your income, or if you are married and you and your spouse's income, exceeds the maximum income limitations, the amount you may contribute to a Roth IRA will be reduced. Contributions to Roth IRAs are not tax-deductible, but withdrawals are not taxable if the Roth IRA has been held at least five years, and you are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase your first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA.

  ROLLOVER IRAS

  Rollover IRAs allow individuals to rollover eligible distributions from an employer-sponsored retirement plan into an IRA. You may under certain circumstances rollover the distributions again to the profit sharing or pension plan of a new employer.

  SIMPLE IRAS

  SIMPLE-IRAs allow small business owners or those who are self-employed and their eligible employees to elect to have a portion of their pay withheld on a before-tax basis and saved in a tax-deferred account maintained for the individual employee. Generally, the employer is also required to make a contribution for each employee who elects to contribute.

  OTHER RETIREMENT PLANS

  The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, Section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan and the trustee of the plan should contact the Fund regarding the establishment of an investment relationship.

                        INFORMATION ON PURCHASING SHARES

  You may purchase shares of the Fund by setting up an account directly with us or through certain broker-dealers or other intermediaries, some of which may charge a fee for their services. We have authorized some intermediaries (called "authorized agents" in this prospectus) to accept purchase orders and redemption requests on our behalf. In some cases, an authorized agent or another intermediary may not charge any transaction or other fees directly to you, but instead may receive a fee from the Adviser based on the value of Fund shares purchased through that agent. Any questions about purchasing shares through an intermediary should be directed to us at 800.828.2759, or to the agent or intermediary.

TO OPEN A NEW ACCOUNT WITH US:

BY MAIL

  CHECK

  - Complete and sign a Skyline Funds application. Make your check payable to Skyline Funds.

  - Mail your completed application and check to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

BY WIRE

  - Call us at 800.828.2759 for instructions if you want to use a wire transfer to purchase shares of the Fund.

TO ADD TO AN EXISTING ACCOUNT:

BY MAIL

  CHECK

  - Complete the additional investment form provided with your quarterly account statement or write a note providing your account number and registration. Make your check payable to Skyline Funds.

  - Mail to: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to:
     Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

BY WIRE

  - Call us at 800.828.2759 for instructions if you want to use a wire transfer to purchase shares of a Fund.

BY TELEPHONE

  ELECTRONIC FUNDS PURCHASE

  - Once you have established a Skyline Funds account, electronic funds purchase allows you to purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an Automatic Clearing House member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account. We will complete most electronic purchases within the same business day, if you call to place your order by the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time, but sometimes earlier). For more information on electronic funds purchase, see "Shareholder Services--ELECTRONIC FUNDS PURCHASES."

  EXCHANGE

  - You may exchange into the Fund from two portfolio series of First American Funds, Inc.--Prime Obligations Fund and Government Obligations Fund (collectively the "FAF Funds").

  - For more information about exchanging out of an FAF Fund, you should consult the FAF Funds' prospectus, a copy of which can be obtained from us at 800.828.2759.

BY AUTOMATIC INVESTMENT

  AUTOMATIC INVESTMENT PLAN

  - Once you have established a Skyline Funds account, automatic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section on the account application form and attach a voided check from your bank account. For more information about automatic investing, see "Shareholder Services-AUTOMATIC INVESTMENT PLAN."

  DIVIDEND PURCHASE PLAN

  - You may use the dividend and capital gain distributions paid by the Fund to buy shares of the FAF Funds. You may obtain a copy of the FAF Funds' Prospectus from us at 800.828.2759. The account into which the dividend and capital gain are to be invested must meet the applicable minimum balance, and the account registrations must be identical.

RULES THAT APPLY TO ALL SHARE PURCHASES:

  - The Fund is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands.

  - You must make all share purchases in U.S. dollars and checks must be drawn on U.S. banks. We do not accept third party checks or credit card checks for any purchase (initial or subsequent share purchases).

  - If your check to purchase the Fund's shares does not clear, you will be responsible for any resulting loss incurred by the Fund. A charge (currently $25) will be assessed for any returned check.

  - If you are going to open a new account by wire, you must fax your application form to the transfer agent before sending the wire. You must also promptly mail the original application form to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 (if using regular mail). We will not establish any account services until we receive your completed application.

  - The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100.

  - You must provide your social security or taxpayer identification number on the application form, and certify that it is correct, before we will open an account for you. If you do not provide your correct social security or taxpayer identification number, or do not certify it, we may be required to withhold Federal income tax ("backup withholding") from dividend payments and redemption proceeds to you.

  - We may reject a share purchase if we think accepting it would be harmful to existing shareholders. We believe that frequent purchases and redemptions of the Fund's shares by investors utilizing market-timing strategies can adversely affect the management of the Fund. We intend to reject purchase orders from investors we believe are market-timers.

  - Generally, we do not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on our books without issuance of certificates.

  - The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.

DETERMINING THE SHARE PRICE

  The purchase price of the Fund's shares is the net asset value per share next computed after our transfer agent or an authorized agent receives your order completed in accordance with the instructions on the account application. Our transfer agent or authorized agent must receive your order before the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m., Central Time, but sometimes earlier) to receive the net asset value calculated on that day. The Fund's net asset value will not be calculated on days when the New York Stock Exchange is closed.

  The net asset value per share of the Fund is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares of the Fund outstanding. Skyline values each security primarily by quotations from the primary market in which they are traded. We value other assets and securities by methods that our board of trustees believes will determine a fair value.

                        INFORMATION ON REDEEMING SHARES

  There are several ways to redeem your Fund shares. You may send us a written request, call us (if you have already authorized us to accept telephone instructions), exchange into one of the available FAF Funds, or participate in our systematic withdrawal plan. For your protection, some redemption requests may require a signature guarantee. For further details, please see "Signature Guarantees." The redemption process is outlined in the following pages.

BY MAIL

  - To redeem shares by mail, send a written request to Skyline's transfer agent: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

  - All the owners of an account must sign the redemption request. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

BY TELEPHONE

  Call us at 800.828.2759 to request that we redeem shares from your account by telephone.

  - To be eligible to redeem shares by telephone, you must have authorized telephone redemption on your account application prior to calling us with your redemption request.

  - You may add the ability to redeem by telephone if you did not authorize it on your original account application by making the request in writing and having your signature(s) guaranteed.

  - To reduce the risk of a fraudulent instruction, we will send your redemption check only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

  -  You may not redeem shares held in an IRA account by telephone.

  - During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you will need to make your redemption request in writing.

BY WIRE

  MAIL

  - To redeem shares by mail and have the proceeds sent to your bank or brokerage account by wire transfer, send a written request to Skyline's transfer agent: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC,
     P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

  - You must provide the name of the bank/broker, name(s) on the account, address and ABA number on your written request. We will deduct the wire fee, currently $15.00, from the proceeds.

  - ALL THE OWNERS OF AN ACCOUNT MUST SIGN THE REDEMPTION REQUEST AND HAVE THEIR SIGNATURES GUARANTEED. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

  TELEPHONE

  - Call us at 800.828.2759 to request that we redeem shares from your account by telephone and send the redemption proceeds by wire transfer to a predetermined bank or brokerage account.

  - To be eligible to redeem shares by telephone and have the proceeds sent to you by wire transfer, you must have authorized telephone redemption by wire transfer on your account registration prior to calling us with your redemption request.

  - You may add the ability to redeem by telephone if you did not authorize it on your original account application. You must make the request in writing and have your signature(s) guaranteed.

  - To reduce the risk of a fraudulent instruction, we will send your redemption proceeds only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

  -  You may not redeem shares held in an IRA account by telephone.

  - During periods of volatile economic and/or market conditions, you may have difficulty making a redemption request by telephone, in which case a redemption request would have to be made in writing.

RULES THAT APPLY TO ALL SHARE REDEMPTIONS:

  - The price you receive for your redeemed shares is the net asset value next determined after our transfer agent or an authorized agent receives your request. We calculate the net asset value as of the time of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m., Central Time, but sometimes earlier). See "Determining the Share Price."

  - We do not charge any fees for a redemption paid by check, but an authorized agent may charge a fee for this service. Our transfer agent does charge a wire fee, currently $15.00, on redemptions paid by wire transfer.

  - We will pay all redemption proceeds by check or wire. If specified in the account application, the check will be made payable and sent to a designated financial institution. We will only send a wire to the bank or brokerage account as shown on your original account application, or in a written instruction you have given us with your signature guaranteed. We generally pay wire requests the next business day after we receive your redemption request and we will deduct the cost of the wire transfer (currently $15.00) from the proceeds. We reserve the right to change the wire transfer fee and any similar service fee without prior notice to you. We do not permit wires to third parties other than your designated bank or brokerage account.

  - We are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. We may pay redemptions in excess of that limit wholly or partly by a distribution in kind of readily marketable securities. If we redeem your shares in kind, you could incur brokerage fees in selling the securities received. We do not currently intend to pay redemption proceeds in kind.

  - We may suspend or postpone the right of redemption at times when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission. If you redeem shares within 15 days after they have been purchased by check, we may delay payment of the redemption proceeds until the transfer agent can verify that payment for the purchase of the shares has been (or will be) received, which may take up to 15 days from the date of purchase.

  - It is very expensive to maintain small accounts, therefore, we reserve the right to redeem shares in any account with a balance of less than $750. Prior to any such redemption, we will give you 30 days' written notice during which time you may increase your investment to avoid having your shares redeemed. We will waive the $750 minimum balance requirement if your account balance drops below $750 due to market activity.

  - If you purchased your shares through an authorized agent or another intermediary, you may also redeem your shares through that intermediary. Contact that intermediary for information about its requirements. An intermediary may charge a fee for its services.

  - If you are making a redemption request on behalf of a corporation, partnership, trust, fiduciary, executor, or administrator, you must send us written evidence of your authority to act.

  - WE WILL NOT MAKE YOUR REDEMPTION CHECK PAYABLE TO ANYONE OTHER THAN YOU (USING THE NAME SHOWN ON THE FUND'S RECORDS) OR YOUR DESIGNATED BANK OR BROKER/DEALER FOR DEPOSIT TO AN ACCOUNT YOU HAVE AUTHORIZED.

  - The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.

  - The post office will not forward your redemption check if you move. If you have moved, indicate your change of address on your redemption request and have each account owner's signature guaranteed.

  SIGNATURE GUARANTEES. A signature guarantee is a way to protect the Fund and its shareholders, by guaranteeing that the person signing a request is really the person he or she claims to be. We try to balance the need to protect the Fund with the inconvenience to you of having your signature guaranteed. You must obtain a signature guarantee on a written redemption request if:

  - you want us to send the redemption check to an address other than the address shown on your account,

  - you want us to send the redemption check to a bank or brokerage account not previously authorized in accordance with the instructions on your account,

  -  the proceeds of the redemption would be more than $10,000,

  - YOU CHANGED YOUR ADDRESS OF RECORD BY TELEPHONE OR IN WRITING WITHIN THE LAST 60 DAYS, OR

  -  you are redeeming shares that have been issued in certificate form.

  Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC CANNOT GUARANTEE A SIGNATURE.

                              SHAREHOLDER SERVICES

  SHAREHOLDER ACCOUNTS. You will receive a quarterly account statement showing transactions in the Fund's shares with a balance denominated in the Fund's shares. You will also receive a confirmation showing each purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from U.S. Bancorp Fund Services, LLC. If you transfer ownership of your account, we require each record owner of the account to provide a signature guarantee. For additional information, please call us at 800.828.2759.

  To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800.828.2759. We will begin sending you individual copies thirty days after receiving your request.

  CHANGES TO YOUR ADDRESS. You may change your address of record over the telephone or in writing. You may change your address by calling us at
800.828.2759. To change your address of record by written request, write to our transfer agent: Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. All account owners must sign the request. If you are using an overnight courier, send to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202. However, if you have changed your address of record within the last 60 days, you may only redeem your shares in writing and must include a signature guarantee.

  EXCHANGE PLAN. Skyline offers an exchange plan between the Fund and each of the FAF Funds. All exchanges are made at the net asset value per share next calculated after the receipt of an exchange request. To be effective on that date, a request to exchange in or out of an FAF Fund must be received by the purchase or redemption cutoff time described in the FAF Funds' prospectus, a copy of which can be obtained from us at 800.828.2759.

  You may not use the telephone exchange plan for shares for which certificates have been issued or which have been held for fewer than 15 days. Exchanges by telephone are an automatic privilege unless you notify us on your account application that such authorization has been withheld. Unless authorization is withheld, we will honor exchange requests by telephone at 800.828.2759. We record all telephone exchange requests. We, and our transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if we do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account.

  WE RESERVE THE RIGHT TO TEMPORARILY OR PERMANENTLY TERMINATE, WITH OR WITHOUT ADVANCE NOTICE, THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHO MAKES EXCESSIVE USE OF THE EXCHANGE PRIVILEGE (FOR EXAMPLE, MORE THAN FOUR EXCHANGES PER CALENDAR
YEAR).

  Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes.

  AUTOMATIC INVESTMENT PLAN. Once you have established an account, you have the option to start an Automatic Investment Plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section of the account application and attach a voided check from your bank account.

  One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of Fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, but does not assure a profit.

  You may call us at 800.828.2759 to make certain changes to your automatic investment plan. You may change the dollar amount of your automatic investment, change the date of your automatic investment, suspend your automatic investments for up to six months or terminate your participation in the plan. You should call us at least three business days prior to your next investment date for these changes to take effect for that investment. You can change your bank account information by sending a letter along with a voided check or a withdrawal slip for your new bank account. We will waive the minimum subsequent investment amount of $100.00 for automatic investments. Automatic investments may be as low as $50.00 per purchase.

  ELECTRONIC FUNDS PURCHASES. Once you have established an account, you may purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an Automatic

Clearing House member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account.

  The purchase price for the shares will be the net asset value per share next computed after receipt by our transfer agent of your telephone purchase if you call to place your order by the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time, but sometimes earlier). We will initiate most electronic transfers from your banking account to pay for the share purchase within that same business day. We may modify or terminate the ability to purchase shares by phone at any time, or from time to time, without notice to shareholders.

  The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if the Fund or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of the telephone transactions. You should verify the accuracy of the telephone transactions immediately upon receipt of your confirmation statement.

  SYSTEMATIC WITHDRAWAL PLAN. You may also arrange for us to redeem shares with a specified dollar value on a periodic basis. Payment is sent by check to the record shareholder(s) of the account. To initiate the Systematic Withdrawal Plan, your account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of $100 or more. Skyline may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.

  RETIREMENT PLANS. You may use the Fund as an investment vehicle for any of your Individual Retirement Accounts ("IRAs"), including your Traditional IRAs, Roth IRAs, SEP-IRAs and SIMPLE-IRAs, profit sharing or pension plans, custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations and any and all other qualified plans in which you participate. Master IRA plans, information regarding plan administration, fees, and other details are available from the Distributor and authorized broker-dealers. For more information on opening a retirement plan account with us, please call 800.828.2759.

                            DISTRIBUTIONS AND TAXES

  DISTRIBUTION PAYMENT AND REINVESTMENT OPTIONS. The Fund automatically reinvests your dividends and distributions in additional Fund shares unless you request otherwise. You may have your dividends and distributions paid to you by check, deposited directly into your bank account, or reinvested in the Fund or one of the FAF Funds. If you elect to receive your dividends and distributions by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you.

  The Fund expects to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually. Because of the kinds of investments the Fund makes, its distributions tend to be more from short- and long-term gains than from investment income.

  TAXES AND TAX REPORTING. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

  The Fund's distributions are taxed as ordinary income or capital gains. Dividends from the Fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a capital gains distribution generally depends on how long the Fund has held the portfolio securities it sold, and so may qualify for the long-term capital gains rate even if you have held your Fund shares for 12 months or less. The maximum long-term capital gains rate is generally 20%, but is reduced to 18% for capital assets that have been held for more than five years and whose holding periods begin after December 31, 2000.

  Early in each year, you will receive a statement showing the amount and nature of all dividends and capital gain distributions paid to you during the year. The tax status of your dividends and distributions is not affected by whether you reinvest them or receive them in cash. Shareholders who are not subject to income taxation will not be required to pay tax on amounts distributed to them.

  Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation. Please note that if you do not give us your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 30% in 2002 and 2003 and 29% in 2004 and 2005.

  BUYING AND SELLING SHARES CLOSE TO A RECORD DATE. Any dividends or distributions have the effect of reducing the per share net asset value by the amount of the dividends or distributions. Buying Fund shares shortly before the record date for a dividend is sometimes called "buying the dividend." The entire dividend will be taxable to you, even though a portion of the dividend effectively represents a return of your purchase price.

                             SHAREHOLDER INQUIRIES

  Inquiries should be addressed to Skyline Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. Telephone inquiries may be made at 800.828.2759.

                             OUR SERVICE PROVIDERS

  U.S. Bancorp Fund Services, LLC is the Funds' transfer agent, shareholder servicing agent and provides accounting services to the Fund and U.S. Bank, N.A. is the custodian of the Fund's assets. The address for U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. is P.O. Box 701, Milwaukee, Wisconsin 53201.

                              FINANCIAL HIGHLIGHTS

  The following table is intended to help you understand the Fund's recent past financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by Ernst & Young LLP, the Fund's independent auditors. The auditors' report, the Fund's financial statements, and further information about the performance of the Fund is contained in the Fund's Annual Report and the Statement of Additional Information, which may be obtained from us free of charge.

                           SPECIAL EQUITIES PORTFOLIO

                                                YEAR ENDED DECEMBER 31,
                               ---------------------------------------------------------
                                 2001        2000        1999        1998        1997
                               ---------   ---------   ---------   ---------   ---------
Net asset value at beginning
 of year.....................  $  19.75    $  15.90    $  19.78    $  21.66    $  18.16
                               --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment loss........     (0.04)*     (0.06)*     (0.14)*     (0.11)      (0.07)
  Net realized and unrealized
    gain/(loss) on
    investments..............      2.79        3.91       (2.51)      (1.45)       6.46
                               --------    --------    --------    --------    --------
  Total from investment
    operations...............      2.75        3.85       (2.65)      (1.56)       6.39
                               --------    --------    --------    --------    --------
  Less distributions from net
    realized gains on
    investments..............        --          --       (1.23)      (0.32)      (2.89)
                               --------    --------    --------    --------    --------
  Net asset value at end of
    year.....................  $  22.50    $  19.75    $  15.90    $  19.78    $  21.66
                               ========    ========    ========    ========    ========
TOTAL RETURN.................    13.92%      24.21%     (13.28%)     (7.17%)     35.43%
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to
    average net assets.......     1.49%       1.51%       1.48%       1.47%       1.48%
  Ratio of net investment
    loss to average net
    assets...................    (0.16%)     (0.32%)     (0.32%)     (0.50%)     (0.41%)
  Portfolio turnover rate....       93%         92%         81%         68%         62%
Net assets, end of year (in
 thousands)..................  $374,945    $286,951    $220,346    $445,024    $467,070
                               ========    ========    ========    ========    ========

------------------------

*  Based on monthly average shares outstanding.

Additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this Prospectus, contains detailed information on Skyline Funds' policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of our latest semi-annual or annual fiscal year end. You may obtain free copies of our annual and semi-annual reports, the Statement of Additional Information, or request any other information and discuss your questions about us by writing or calling:

Skyline Funds
c/o U.S. Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.828.2759

In addition, you may obtain this and other information about us directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. You may obtain information about the Public Reference Room by calling the SEC at (202) 942-8090. After paying the appropriate duplicating fee, you may also obtain copies by writing to the SEC's Public Reference Section at 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

SKYLINE FUNDS-REGISTERED TRADEMARK-
----------------------------

SPECIAL EQUITIES PORTFOLIO

    PROSPECTUS
      MARCH 1, 2002

----------------------------

  311 SOUTH WACKER DRIVE
  SUITE 4500
  CHICAGO, IL 60606
  800.828.2759
  www.skylinefunds.com

SKYLINE FUNDS, THE SKYLINE LOGO, AND SPECIAL EQUITIES PORTFOLIO
ARE REGISTERED SERVICE MARKS OF AFFILIATED MANAGERS GROUP, INC.

Investment Company Act file number: 811-5022

SKYLINE FUNDS(R)

311 South Wacker Drive, Suite 4500
Chicago, Illinois 60606
(800) 828.2759

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2002

--------------------------------------------------------------------------------

     Skyline Special Equities Portfolio is a series of Skyline Funds ("Skyline"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Skyline Funds Prospectus for Skyline Special Equities Portfolio dated March 1, 2002, and any supplement to that Prospectus. The Prospectus can be obtained without charge by calling or writing to Skyline.

TABLE OF CONTENTS

                                                        PAGE
                                                        ----
SKYLINE                                                    2

SHARES                                                     2

INVESTMENT POLICIES                                        2

INVESTMENT RESTRICTIONS                                    4

PERFORMANCE INFORMATION                                    6

PRINCIPAL SHAREHOLDERS                                    10

MANAGEMENT OF SKYLINE                                     10

INVESTMENT ADVISORY SERVICES                              14

CODE OF ETHICS                                            16

PORTFOLIO TRANSACTIONS AND BROKERAGE                      16

PURCHASE AND REDEMPTION OF SHARES                         18

TAXES                                                     19

GENERAL INFORMATION                                       19

FINANCIAL STATEMENTS                                      20

APPENDIX A - FINANCIAL STATEMENTS                        A-1

SKYLINE

     Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Skyline currently has one series of shares, Skyline Special Equities Portfolio, which began operations April 23, 1987. Skyline's name was changed from "Skyline Fund" to "Skyline Funds" effective as of April 25, 1997, pursuant to an amendment to its Agreement and Declaration of Trust. As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Special Equities Portfolio. Special Equities Portfolio is also sometimes referred to as the "Fund." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to the Fund.

SHARES

     Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Currently, there is one series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share is entitled to participate pro rata in any dividends and other distributions declared by Skyline's board of trustees on shares of that series. All shares have equal rights in the event of liquidation of that series.

     Each Skyline share has one vote and fractional shares have fractional votes. As a Massachusetts business trust, Skyline is not required to hold annual shareholder meetings. However, Skyline may call special meetings to elect or remove trustees, change fundamental policies or approve an investment advisory agreement. Upon request of at least 10% of the outstanding shares of Skyline, Skyline will call a special meeting of shareholders for a purpose that requires action by the shareholders.

     Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees, and Skyline's officers for acts or obligations of Skyline or the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the assets of the Fund of all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

INVESTMENT POLICIES

     TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, the Fund may, from time to time, take temporary investment positions that are inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents. Taking such a position might prevent the Fund from achieving its investment objective.

     EQUITY SECURITIES. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in equity securities. The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

     REPURCHASE AGREEMENTS. The Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. The Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Fund did not invest in repurchase agreements in the most recent fiscal year and has no present intention of investing in repurchase agreements in the coming year.

     FOREIGN SECURITIES. The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund does not expect to invest more than 5% of its net assets in foreign securities, including securities representing underlying shares of foreign issuers like ADRs, EDRs and GDRs.

     Investment in foreign securities may represent a greater degree of risk than investment in securities of domestic issuers. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements. Although the Fund attempts to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

     PORTFOLIO TURNOVER. The portfolio turnover rate of Special Equities Portfolio was 92% in 2000 and 93% in 2001. Although the Fund does not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons, such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year, but is expected to be less than 100%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. (See "Distributions and Taxes" in the Fund's Prospectus, and "Taxes" in this Statement of Additional Information.)

INVESTMENT RESTRICTIONS

     Skyline has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of the Fund's outstanding shares. The Fund's fundamental investment restrictions are as follows:

     The Fund may not:

     1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed) (the Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

     2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

     3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.

     4.   Acquire securities of any one issuer which at the time of investment
     (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

     5. Invest more than 5% of its assets (measured at the time of investment) in securities of any issuer with less than three years operating history (including predecessors).

     6. Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

     7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

     8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

     9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     Skyline also has adopted the following additional restrictions and policies with respect to the Fund (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, the Fund may not:

     A. Invest in companies for the purpose of exercising control or management.

     B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund.

     C.   Invest in securities of other open-end investment companies.

     D. Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

     E. Invest less than 65% of its total assets in common stocks of small-capitalization issuers.

     F.   Invest in financial futures, options, or options on financial futures.

     G.   Invest in commodities or commodity contracts.

PERFORMANCE INFORMATION

     From time to time Skyline may quote total return performance data for the Fund. Total return for a period is the percentage change in value during the period of an investment in the Fund's shares including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:

              ERV = P(1+T)/n/

Where:        P =   a hypothetical initial investment of $1,000
              T =   average annual total return
              n =   number of years
              ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period at the end of the period
                    (or fractional portion thereof)

     Skyline may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return
(After Taxes on Distributions) is computed as follows:

               ATV  = P(l+T)/n/
                  D

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return (after taxes on distributions) n = number of years
               ATV = ending value of a hypothetical $1,000 investment made
                  D at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

          Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

               ATV   = P(l+T)/n/
                  DR

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return (after taxes on distributions and redemption)
               n = number of years
               ATV   = ending value of a hypothetical $1,000 investment made at
                  DR the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

     For example, total return and average annual total return (before and after taxes) at December 31, 2001 of an investment of $1,000 in Special Equities Portfolio were:

                                                                 CUMULATIVE      AVERAGE ANNUAL
                                                                    TOTAL             TOTAL
                                                                 RETURN (%)        RETURN (%)
                                                               ---------------   ---------------
RETURN BEFORE TAXES
     1 Year                                                              13.92                --
     5 Years                                                             54.27              9.06
     10 Years                                                           295.64             14.74
     Life of the Fund (April 23, 1987)                                  607.62             14.24
RETURN AFTER TAXES ON DISTRIBUTIONS
     1 Year                                                              13.92                --
     5 Years                                                             45.18              7.74
     10 Years                                                           209.92             11.98
     Life of the Fund (April 23, 1987)                                  409.26             11.71
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
     1 Year                                                               8.48                --
     5 Years                                                             39.73              6.92
     10 Years                                                           188.68             11.18
     Life of the Fund (April 23, 1987)                                  367.50             11.06

     Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account. The Fund's performance figures are not a guarantee of future results. The Fund's performance is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Fund's returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT www.skylinefunds.com.

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Fund. The comparison of the Fund to an alternative investment should consider differences in features and expected performance.

     The Fund may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention Skyline and the Fund include, but are not limited to, the following:

Barron's                                Investor's Daily
Bloomberg Personal Finance              Kiplinger's Personal Finance
Business Week                           Los Angeles Times
Changing Times                          Money
Chicago                                 The Mutual Fund Letter
Chicago Tribune                         Mutual Fund Values (Morningstar)
Chicago Sun-Times                       Newsweek
Crain's Chicago Business                The New York Times
Consumer Reports                        Pensions and Investments
Consumer Digest                         Personal Investor
Financial Planning                      Smart Money
Financial World                         Time
FA Advisor                              USA Today
Forbes                                  U.S. News and World Report
Fortune                                 The Wall Street Journal
Institutional Investor                  Worth
Investment News

     When a newspaper, magazine, or other publication mentions Skyline or the Fund, such mention may include: (i) listings of some or all of the Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-to-earnings, price-to-sales, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook generally and for the Fund, in the view of Skyline, the research group, the investment team or the Adviser.

     Various newspapers and publications including those listed above may also make mention of the Adviser or the Fund's research group or investment teams. Members of the research group, the investment team or the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Fund may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Fund. Biographical and other information about the Fund's research group or investment teams, including information about awards received by that group or teams or mentions of that group or team in the media, may also be described or quoted in Fund advertisements or sales literature.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to stock market indexes or averages including the following:

Dow Jones Industrial Average           New York Stock Exchange Composite Index
Russell 1000 Index                     American Stock Exchange Composite Index
Russell 2000 Index                     Nasdaq Over-the-Counter Composite Index
Russell 2500 Index                     Nasdaq Over-the-Counter Industrials Index
Russell 3000 Index                     (These indexes generally reflect the
Russell MidCap Index                   performance of stocks traded in the
Russell 2000 Value Index               indicated markets.)
Standard & Poor's Small Cap 600 Index
Standard & Poor's 500 Stock Index
Standard & Poor's MidCap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire Quantum Small Value Index
Wilshire Next 1750 Index
Wilshire Quantum Small Cap Index
(These indexes are widely recognized
indicators of general U.S. stock
market results.)

     The Fund's performance may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Small-Cap Value Index; Lipper Small-Cap Core Index; Lipper Small-Cap Growth Index; Lipper Small-Cap Aggressive Equity Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Fund Average; Morningstar General Equity Average; Morningstar MidCap/Value Average; Morningstar Small Cap Growth Average; and Morningstar Small Cap Value Average.

     Lipper Inc. ("Lipper") and Morningstar, Inc. ("Morningstar") classify, calculate, and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

Moreover, the Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with the Fund's three-, five- and ten-year Morningstar Rating metrics.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Fund may use Ibbotson's historical data regarding the Consumer Price Index. The Fund may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Skyline to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

PRINCIPAL SHAREHOLDERS

     The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the Fund as of January 31, 2002 were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 27.6%, Hartford Life Insurance Co., as a trustee for a deferred compensation plan, which held 12.2% and Boston Safe Deposit and Trust as a trustee for the benefit of Eastman Kodak employees, which held 7.2% of the shares of Special Equities Portfolio. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104. The address of Hartford Life Insurance Co. is P.O. Box 2999, Hartford, Connecticut 06104. The address of Boston Safe Deposit and Trust is 135 Santilli Highway, Everett, Massachusetts 02149.

MANAGEMENT OF SKYLINE

     The board of trustees has overall responsibility for the conduct of Skyline's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

     The trustees elect the officers of Skyline. The officers serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.

     The names of the trustees and officers of Skyline, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

NAME, POSITION(S) WITH
  SKYLINE AND AGE AT        YEAR FIRST ELECTED OR       PRINCIPAL OCCUPATION(S) DURING
   JANUARY 31, 2002          APPOINTED TO OFFICE               PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------------------   --------------------   ----------------------------------------   --------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF SKYLINE:

WILLIAM L. ACHENBACH, 59,           1995           President, W.L. Achenbach & Associates,    None
Trustee                                            Inc., a financial counseling firm.

PAUL J. FINNEGAN, 48,               1995           Managing Director, Madison Dearborn        Rural Cellular
Trustee                                            Partners, Inc., a venture capital firm.    Corporation,
                                                                                              Allegiance Telecom,
                                                                                              Inc., Completel
                                                                                              Europe LLC, Focal
                                                                                              Communications,
                                                                                              Telemundo Group

DAVID A. MARTIN, 50,                1995           Attorney and Principal, Righeimer,         None
Trustee                                            Martin & Cinquino, P.C., a law firm.

RICHARD K. PEARSON, 62,             1998           Director and President, First DuPage       First Community Bank
Trustee                                            Bank (Westmont, IL) since June 1999 and    (Milton, WI)
                                                   Director and President, First DuPage
                                                   Bancorp, Inc.(Westmont, Illinois) since
                                                   November 1998. Previously, Director,
                                                   Citizens Savings Bank (Anamosa, Iowa)
                                                   from February 1998 to January 2001 and
                                                   Director and President, LaSalle Bank,
                                                   Westmont (Westmont, Illinois) from 1994
                                                   to 1997.

TRUSTEE WHO IS AN INTERESTED PERSON OF SKYLINE:

WILLIAM M. DUTTON,* 48,             1995           Managing Partner, Research and Portfolio   None
President and Trustee                              Management, Skyline Asset Management,
                                                   L.P. and registered representative,
                                                   Funds Distributor, Inc. Portfolio
                                                   Manager (Special Equities Portfolio)
                                                   until 2001.


----------

* Mr. Dutton is an "interested person" of Skyline, as defined in the Investment Company Act of 1940, because he is an officer of the Adviser.

NAME, POSITION(S) WITH
  SKYLINE AND AGE AT        YEAR FIRST ELECTED OR       PRINCIPAL OCCUPATION(S) DURING
   JANUARY 31, 2002          APPOINTED TO OFFICE               PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------------------   --------------------   ----------------------------------------   --------------------
OFFICERS OF SKYLINE:

STEPHEN F. KENDALL, 47,             1998           Partner and Chief Operating Officer,       None
Executive Vice President,                          Skyline Asset Management, L.P., since
Treasurer and Secretary                            January 1998. Previously, Regional Vice
                                                   President, Metro Region, Nabisco Biscuit
                                                   Company.

GEOFFREY P. LUTZ, 51,               1995           Partner, Institutional Marketing,          None
Executive Vice President                           Skyline Asset Management, L.P. and
                                                   registered representative, Funds
                                                   Distributor, Inc.

MICHAEL MALONEY, 40,                1995           Partner, Research and Portfolio            None
Senior Vice President                              Management, Skyline Asset Management,
                                                   L.P.

MICHELE M. BRENNAN, 30,             1998           Director of Fund Marketing, Skyline        None
Vice President                                     Asset Management, L.P. and registered
                                                   representative, Funds Distributor, Inc.

     The address of Messrs. Dutton, Kendall, Lutz, and Maloney and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 22902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David
A. Martin, 20 North Clark Street, Suite 1900, Chicago, Illinois 60602; and Richard K. Pearson, 520 North Cass Avenue, Westmont, Illinois 60559.

     Messrs. Pearson and Dutton serve as members of the Executive Committee. The Executive Committee generally has the authority to exercise the powers of the board of trustees during intervals between meetings. During the 2001 fiscal year, the Executive Committee did not meet.

     Messrs. Achenbach, Finnegan, Martin and Pearson serve as members of the Committee of the Independent Trustees, which functions as an audit committee and it is anticipated that, effective in March, it will also function as a governance committee. Functioning as an audit committee, the Committee makes recommendations to the board of trustees regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. Functioning as a governance committee, it is anticipated that the Committee will make recommendations to the board of trustees regarding Board committees and committee assignments, the composition of the board of trustees, candidates for election as non-interested trustees and compensation of non-interested trustees, and oversees the process for evaluating the functioning of the board of trustees. Neither the Committee nor the board of trustees will consider shareholder recommendations regarding candidates for election as trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of Skyline. During the 2001 fiscal year, the Committee of the Independent Trustees met twice.

     The trustees of Skyline who are not "interested persons" of Skyline, as defined in the Investment Company Act of 1940 (the "1940 Act"), receive from Skyline an annual aggregate retainer of $8,000 and a fee of $500 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. During the fiscal year ended December 31, 2001, the trustees of Skyline who were not "interested persons" of Skyline received from Skyline an annual aggregate retainer of $6,000 and a fee of $400 for each meeting of the board of trustees (or any committee thereof) attended and were reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 2001, to each trustee of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.

                                            AGGREGATE COMPENSATION
NAME OF TRUSTEE                               FROM SKYLINE FUNDS
----------------------------------------   -------------------------
     William L. Achenbach                                     $8,800
     William M. Dutton(1)                                       None
     Paul J. Finnegan                                          8,400
     David A. Martin                                           8,400
     Richard K. Pearson                                        8,800

(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.

     Effective January 1, 2002, Skyline instituted a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of Skyline to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of Skyline when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of Special Equities Portfolio or the First American Funds, Inc. Prime Obligations Fund and First American Funds, Inc. Government Obligations Fund, as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years.

     As a group, the trustees and officers owned beneficially 1.4% of Special Equities Portfolio. The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the trustees of Skyline in Special Equities Portfolio. The dollar range for the securities represented in the table was determined using the net asset value of a share of the Fund as of the close of business on February 15, 2002.

                                           DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                                        BENEFICIALLY OWNED
----------------------------------------   ---------------------------------
     William L. Achenbach                                    $50,001-100,000
     William M. Dutton(1)                                      over $100,000

                                           DOLLAR RANGE OF EQUITY SECURITIES
NAME OF TRUSTEE                                        BENEFICIALLY OWNED
----------------------------------------   ---------------------------------
     Paul J. Finnegan                                          over $100,000
     David A. Martin                                           over $100,000
     Richard K. Pearson                                        over $100,000

(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.

     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of the Adviser, Funds Distributor, Inc. (the "Distributor") or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

INVESTMENT ADVISORY SERVICES

     The Adviser provides investment advisory and administrative services to Skyline for Special Equities Portfolio pursuant to an Investment Advisory Agreement dated May 28, 1998 (the "Agreement"). In addition to managing the Fund, the Adviser provides investment management services to individuals, trusts, retirement plans, endowments and foundations. The Adviser is a Delaware limited partnership that was formed in 1995. The general partner of the Adviser is Affiliated Managers Group, Inc. ("AMG") and the limited partners are corporations wholly owned by Messrs. Dutton, Lutz, Maloney, Kendall, Mark Odegard and William Fiedler, respectively. AMG is a publicly traded Delaware corporation which acquires interests in investment management firms. AMG has its offices at 600 Hale Street, Prides Crossing, MA 01965.

     Under the Agreement, the Adviser pays all of the Fund's ordinary costs and expenses attendant to operating the Fund except the advisory fees, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation.

     For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Fund's ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from the Fund based on the Fund's average daily net assets. Under the Agreement, the Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

     The Adviser has agreed that it will reimburse the Fund to the extent that, in any fiscal year, the aggregate expenses of the Fund, including the advisory fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline's ongoing operation, exceed an annual rate of 1.75% of the average daily net assets of Special Equities Portfolio. Reimbursement, if any, is made monthly.

     The Fund paid comprehensive management fees to the Adviser totaling $5,004,776, $3,575,489 and $5,246,839 in the fiscal years ended December 31,
2001, 2000 and 1999, respectively.

     The Agreement provides that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under the Agreement.

     The Agreement may be continued from year to year only so long as its continuance is approved annually (a) by the vote of a majority of the trustees of Skyline who are not "interested persons" of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of Skyline or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement is terminable with respect to the Fund without penalty, on 60 days' notice, by the trustees of Skyline or by vote of a majority of the outstanding shares of the Fund, or, on not less than 90 days' notice, by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     The Adviser specializes in investing in stocks of companies with small market capitalizations. A team of experienced investment professionals manages Special Equities Portfolio. Portfolio management responsibilities are divided among a research group that is comprised of investment teams each covering specific sectors of the small cap universe.

     The members of the research group that have portfolio management responsibility are:

     WILLIAM M. DUTTON. Mr. Dutton is the managing partner, research and portfolio management, of the Adviser. Prior to Skyline Funds, Mr. Dutton was employed at Mesirow Financial starting in 1980 as a securities analyst in the Brokerage Division and transferring to Mesirow's Asset Management Division in 1984. From 1984 to 2001, he was a portfolio manager responsible for managing small capitalization equity portfolios. Mr. Dutton graduated with a Bachelor of Arts degree in English Literature from Princeton University and received a Master's degree in Accounting from the University of Illinois. He is a Certified Public Accountant.

     WILLIAM F. FIEDLER. Mr. Fiedler is a partner, research and portfolio management, of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Fiedler was a registered securities and commodities representative with J.F. Dalton Associates. Mr. Fiedler holds a Bachelor of Arts degree from Ripon College and a M.B.A. degree in Finance from the University of Wisconsin-Madison.

     MICHAEL MALONEY. Mr. Maloney is a partner, research and portfolio management, of the Adviser. Prior to the establishment of the Adviser in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. He was also formerly employed by Harris Associates L.P. as a computer research assistant. Mr. Maloney earned his Bachelor of Arts degree from DePaul University and his M.B.A. degree in Finance from the University of Wisconsin-Madison.

     MARK N. ODEGARD. Mr. Odegard is a partner, research and portfolio management, of the Adviser, joining the firm in 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co. Mr. Odegard received his Bachelor of Science and M.B.A. degrees from DePaul University. He is a Certified Public Accountant and Chartered Financial Analyst.

CODE OF ETHICS

     The 1940 Act and rules thereunder require that Skyline and the Adviser establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Skyline might take advantage of that knowledge for their own benefit. Skyline and the Adviser have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of Skyline from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Skyline and the Adviser to detect and prevent conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, the Adviser makes a judgment of the usefulness of the research information provided by a broker to the Adviser in managing the Fund. Although the information, E.G., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline and other accounts.

     The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Fund are reviewed periodically by Skyline's board of trustees.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions. However, the board of trustees of Skyline recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of Skyline to take into account the value of the information received for use in advising Skyline. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the expenses of the Adviser in providing management services to Skyline is not determinable. In addition, the board of trustees understands that other clients of the Adviser also may benefit from the information obtained for Skyline, in the same manner that Skyline also may benefit from information obtained by the Adviser in performing services for others.

     Transactions of Skyline in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained from others.

     The Adviser is further authorized to allocate the orders placed by it on behalf of Skyline to brokers and dealers who provide research services to Skyline or the Adviser. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to the policy of seeking the best price and execution as stated above, sales of shares of Skyline by a broker-dealer may be considered by the Adviser in the selection of broker-dealers to execute portfolio transactions for Skyline.

     Although investment decisions for Skyline are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both Skyline and one or more other advisory clients. If both Skyline and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by Special Equities Portfolio during the periods indicated. No commissions were paid to persons who were affiliated persons of Skyline as of the time such payments were made.

                                                    Fiscal Year Ending
                                                       December 31,
                                    2001                   2000                   1999
                            --------------------   --------------------   --------------------
Aggregate commissions         $2,166,551(100%)       $1,362,194(100%)      $1,418,582 (100%)

     Of the aggregate brokerage commissions paid during the fiscal year ending December 31, 2001, Special Equities Portfolio paid $820,046 to brokers who furnished research services, and such brokers effected transactions aggregating 37.9% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio.

     The Adviser may place brokerage transactions with brokers affiliated with the distributor for Skyline, Funds Distributor, Inc. Commissions paid to such brokers in any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions are discussed in the Prospectus under the headings "Types of Accounts," "Information on Purchasing Shares," "Information on Redeeming Shares," and "Shareholder Services." All of that information is incorporated herein by reference. For services provided by a broker-dealer or other intermediary (called an "intermediary") with respect to Fund shares held by that intermediary for its customers, the Adviser may pay the intermediary a fee of up to forty basis points of the annual average value of those accounts.

     NET ASSET VALUE. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., central time, but sometimes earlier) each day it is open for trading. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there have been no sales on the valuation date, at the most recent bid price. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Skyline's board of trustees.

     The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     REDEMPTION IN KIND. Skyline currently intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of the Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.

     Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.

TAXES

     Skyline intends for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies, it generally will not be subject to federal income or excise tax if substantially all of its taxable income and capital gains are distributed to shareholders. If Skyline fails to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to Skyline's shareholders.

GENERAL INFORMATION

     CUSTODIAN AND TRANSFER AGENT. U.S. Bank, N.A., P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of Skyline. As Custodian, U.S. Bank, N.A. is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are not affiliates of the Adviser or its affiliates.

     INDEPENDENT AUDITORS. Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline's independent auditors, providing services including (i) audit of the annual financial statements,
(ii) assistance in connection with Securities and Exchange Commission filings, and (iii) review of the annual income tax returns filed on behalf of the Fund.

     DISTRIBUTOR. The shares of the Fund are offered for sale on a continuous basis through Funds Distributor, Inc. (the "Distributor"), a subsidiary of The BISYS Group, Inc., without any sales commissions or charges to the Fund or to their shareholders. The Distributor acts pursuant to a written Distribution Agreement with Skyline which continues from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Fund and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Fund, all expenses in connection with registration of shares of the Fund with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

     As agent, the Distributor offers shares of the Fund to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Fund's shares only on a best-efforts basis.

     The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Fund. Those amounts, if any, are described under "Portfolio Transactions and Brokerage."

     The Distributor is a selling agent for two series of First American Funds, Inc. - the Prime Obligations Fund and the Government Obligations Fund. Those funds are the funds for which shareholders may exchange their shares of the Fund through the exchange privilege described in the Prospectus.

FINANCIAL STATEMENTS

     The Fund's audited financial statements for the year ended
December 31, 2001 are attached to this Statement of Additional Information as Appendix A.

                                   APPENDIX A

                              FINANCIAL STATEMENTS

  PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2001
------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
COMMON STOCKS
AUTOS & TRANSPORTATION -- 10.9%
  AUTO PARTS -- 1.5%
American Axle & Mfg Holdings(a)      Manufacturer of car axles             256,800     $  5,490,384
  OTHER TRANSPORTATION -- 4.8%
Interpool, Inc.                      Container leasing firm                462,100        8,895,425
Monaco Coach Corp.                   RV producer                           419,950        9,184,307
                                                                                       ------------
                                                                                         18,079,732
  TRUCKING -- 4.6%
Landstar System, Inc.(a)             Truckload carrier                     101,800        7,381,518
Werner Enterprises Inc.              Truckload carrier                     411,600       10,001,880
                                                                                       ------------
                                                                                         17,383,398
                                                                                       ------------
  TOTAL AUTOS & TRANSPORTATION                                                           40,953,514
CONSUMER DISCRETIONARY -- 21.0%
  COMMERCIAL SERVICES -- 6.1%
Central Parking Corporation          Operator of parking facilities        242,800        4,768,592
Moore Corp. Limited                  Business forms                        674,400        6,406,800
Spherion Corp.(a)                    Staffing provider                     410,100        4,002,576
United Stationers Inc.(a)            Office products distributor           225,400        7,584,710
                                                                                       ------------
                                                                                         22,762,678
  CONSUMER PRODUCTS/SERVICES -- 6.6%
Furniture Brands Int'l.(a)           Furniture manufacturer                229,900        7,361,398
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles         98,000        5,659,500
School Specialty, Inc.(a)            Non-textbook school supplies          181,900        4,161,872
Scotts Company(a)                    Turf & horticulture products          140,600        6,692,560
Toro Co. (The)                       Turf maintenance products              15,900          715,500
                                                                                       ------------
                                                                                         24,590,830
  RESTAURANTS -- 3.4%
Jack In the Box, Inc.(a)             Quick service restaurant              152,900        4,210,866
O'Charley's Inc.(a)                  Casual dining                         317,350        5,874,149
Ruby Tuesday, Inc.                   Casual dining                         120,600        2,487,978
                                                                                       ------------
                                                                                         12,572,993
  RETAIL -- 4.9%
Aaron Rents, Inc.                    Furniture rental chain                407,000        6,634,100
Charming Shoppes, Inc.(a)            Women's apparel                       869,700        4,618,107
Pier 1 Imports, Inc.                 Home furnishings retailer             419,000        7,265,460
                                                                                       ------------
                                                                                         18,517,667
                                                                                       ------------
  TOTAL CONSUMER DISCRETIONARY                                                           78,444,168

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
CONSUMER STAPLES -- 1.5%
  CONSUMER STAPLES -- 1.5%
Del Monte Foods Co.(a)               Canned foods                          671,700     $  5,716,167
ENERGY -- 2.9%
  EQUIPMENT & SERVICES -- 1.7%
Chiles Offshore Inc.(a)              Operator of drilling rigs             103,700        2,062,593
Hanover Compressor Co.(a)            Lessor of compressors                 164,100        4,145,166
                                                                                       ------------
                                                                                          6,207,759
  EXPLORATION & PRODUCTION -- 1.2%
Remington Oil & Gas Corp.(a)         Oil and gas producer                  262,600        4,542,980
                                                                                       ------------
  TOTAL ENERGY                                                                           10,750,739
FINANCIAL SERVICES -- 23.8%
  BANKS/THRIFTS -- 5.3%
Commerce Bancshares Inc.             Regional bank                         210,600        8,211,294
CVB Financial Corp.                  Commercial bank                       105,900        2,478,060
East West Bancorp, Inc.              Commercial bank                       175,200        4,511,400
Waypoint Financial Corp.             Pennsylvania thrift                   310,400        4,680,832
                                                                                       ------------
                                                                                         19,881,586
  INSURANCE -- 9.4%
Delphi Financial Group, Inc.         Accident & health insurance           192,179        6,399,561
HCC Insurance Holdings, Inc.         Property & casualty insurance         173,700        4,785,435
IPC Holdings, Ltd.                   Property catastrophe reinsurer         60,600        1,793,760
Old Republic Int'l. Corp.            Multi-line insurance company          351,200        9,837,112
Reinsurance Group of America         Life reinsurer                        259,500        8,636,160
Selective Insurance Group, Inc.      Property & casualty insurance         166,135        3,610,114
                                                                                       ------------
                                                                                         35,062,142
  OTHER FINANCIAL SERVICES -- 1.9%
Raymond James Financial, Inc.        Investment services                   205,800        7,310,016

  REAL ESTATE INVESTMENT TRUSTS -- 7.2%
AMB Property Corporation             Industrial REIT                       202,600        5,267,600
Brandywine Realty Trust              Office REIT                           237,600        5,006,232
iStar Financial, Inc.                Commercial real estate lender         255,700        6,379,715
Summit Properties Inc.               Apartment REIT                        199,600        1,993,992
Ventas, Inc.                         Healthcare REIT                       462,400        5,317,600
                                                                                       ------------
                                                                                         26,965,139
                                                                                       ------------
  TOTAL FINANCIAL SERVICES                                                               89,218,883

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
HEALTH CARE -- 6.4%
  HEALTH CARE SERVICES -- 5.2%
Amerigroup Corp.(a)                  Managed care                          167,300     $  3,647,140
Anthem, Inc.(a)                      Managed care                          143,200        7,088,400
Apria Healthcare Group Inc.(a)       Home healthcare service provider      191,600        4,788,084
Trigon Healthcare, Inc.(a)           Managed care                           60,400        4,194,780
                                                                                       ------------
                                                                                         19,718,404
  MEDICAL EQUIPMENT/PRODUCTS -- 1.2%
Invacare Corp.                       Home health care products             129,200        4,355,332
                                                                                       ------------
  TOTAL HEALTH CARE                                                                      24,073,736
MATERIALS & PROCESSING -- 3.1%
  PACKAGING/PAPER -- 1.7%
Albany International Corp.           Paper machine clothing                295,542        6,413,261
  STEEL/IRON -- 1.4%
Reliance Steel & Aluminum Co.        Metal service center                  200,700        5,268,375
                                                                                       ------------
  TOTAL MATERIALS & PROCESSING                                                           11,681,636
PRODUCER DURABLES -- 11.1%
  HOME BUILDING -- 2.7%
D.R. Horton, Inc.                    Homebuilder                           313,600       10,179,456
  MACHINERY -- 7.0%
Flowserve Corporation(a)             Pump and valve manufacturer           258,800        6,886,668
IDEX Corp.                           Specialty pump products               158,300        5,461,350
Kennametal, Inc.                     Metal-cutting tools                   184,800        7,441,896
MSC Industrial Direct Co. Inc.(a)    Marketer of industrial products       332,400        6,564,900
                                                                                       ------------
                                                                                         26,354,814
  OTHER PRODUCER DURABLES -- 1.4%
LSI Industries Inc.                  Lighting/graphics products            295,250        5,137,350
                                                                                       ------------
  TOTAL PRODUCER DURABLES                                                                41,671,620
TECHNOLOGY -- 12.6%
  DISTRIBUTION -- 1.2%
Pomeroy Computer                     Computer products reseller            283,600        3,828,600
  Resources, Inc.(a)
Scansource, Inc.(a)                  Specialty technology products          16,500          785,400
                                                                                       ------------
                                                                                          4,614,000

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
  ELECTRONIC COMPONENTS -- 6.3%
Fairchild Semiconductor Int'l(a)     Semiconductors                        186,200     $  5,250,840
International Rectifier Corp.(a)     Electronics manufacturing             151,400        5,280,832
KEMET Corp.(a)                       Capacitor manufacturer                297,200        5,275,300
Radisys Corporation(a)               Mfg. of embedded computers            187,400        3,684,284
Silicon Storage Technology, Inc.(a)  Flash memory                          439,000        4,231,960
                                                                                       ------------
                                                                                         23,723,216
  OTHER TECHNOLOGY -- 4.1%
Avaya, Inc.(a)                       Communications systems                400,700        4,868,505
MCSI, Inc.(a)                        Audio/video equipment integrator      285,500        6,694,975
Park Electrochemical Corp.           Advanced electronic materials         146,800        3,875,520
                                                                                       ------------
                                                                                         15,439,000
  SOFTWARE -- 1.0%
MSC Software Corporation             Simulation software company           228,400        3,563,040
                                                                                       ------------
  TOTAL TECHNOLOGY                                                                       47,339,256
                                                                                       ------------
TOTAL COMMON STOCKS -- 93.3%
(Cost $284,810,578)                                                                     349,849,719
MONEY MARKET INSTRUMENTS
Yield 1.846% to 1.926%
  due 01/02/02 to 06/21/02
  American Family Financial Services                                                     11,560,957
  Galaxy Funding                                                                          1,000,000
  Wisconsin Corp. Credit Union                                                              730,206
  Wisconsin Electric                                                                      8,153,252
                                                                                       ------------
TOTAL MONEY MARKET INSTRUMENTS -- 5.7%
(Cost $21,444,415)                                                                       21,444,415
                                                                                       ------------
TOTAL INVESTMENTS -- 99.0%
(Cost $306,254,993)                                                                     371,294,134
OTHER ASSETS LESS LIABILITIES -- 1.0%                                                     3,650,539
                                                                                       ------------
NET ASSETS - 100.0%                                                                    $374,944,673
                                                                                       ============

(a) Non-income producing security.

Based on cost of investments for federal income tax purposes of $307,660,601 on December 31, 2001, net unrealized appreciation was $63,633,533, consisting of gross unrealized appreciation of $67,815,647 and gross unrealized depreciation of $4,182,114.

See accompanying notes to financial statements.

  STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2001
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $306,254,993)                      $371,294,134
Cash                                                                 486,674
Receivable for:
  Securities sold                                   $3,052,757
  Fund shares sold                                   1,451,592
  Dividends and interest                               362,614     4,866,963
                                                    ----------  ------------
Total assets                                                     376,647,771

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                              $1,171,337
  Fund shares redeemed                                  67,221
  Comprehensive management fee                         464,540     1,703,098
                                                    ----------  ------------
Net assets applicable to shares outstanding                     $374,944,673
                                                                ============
Shares outstanding--no par value (unlimited number
  of shares authorized)                                           16,662,898
                                                                ============
PRICING OF SHARES
Net asset value, offering price and redemption
  price per share                                               $      22.50
                                                                ============
ANALYSIS OF NET ASSETS
Paid-in capital                                                 $311,824,403
Accumulated net realized loss on sales of
  investments                                                     (1,918,871)
Net unrealized appreciation of investments                        65,039,141
                                                                ------------
Net assets applicable to shares outstanding                     $374,944,673
                                                                ============

See accompanying notes to financial statements.

  STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------

Investment income
  Dividends                                                        $ 3,584,506
  Interest                                                             908,851
                                                                   -----------
Total investment income                                              4,493,357

Expenses:
  Comprehensive management fee                                       5,004,776
  Fees to unaffiliated trustees                                         34,252
                                                                   -----------
Total expenses                                                       5,039,028
                                                                   -----------
Net investment loss                                                   (545,671)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                         18,606,863
  Change in net unrealized appreciation                             22,381,781
                                                                   -----------
Net realized and unrealized gain on investments                     40,988,644
                                                                   -----------
Net increase in net assets resulting from operations               $40,442,973
                                                                   ===========

See accompanying notes to financial statements.

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                           Year Ended     Year Ended
                                            12/31/01       12/31/00
                                          -------------  -------------
From operations:
  Net investment loss                     $    (545,671) $    (774,751)
  Net realized gain on sales of
    investments                              18,606,863     16,672,088
  Change in net unrealized appreciation      22,381,781     40,055,583
                                          -------------  -------------
Net increase in net assets resulting
  from operations                            40,442,973     55,952,920

From fund share transactions:
  Proceeds from fund shares sold            176,716,156    141,996,649
  Reinvestment of capital gain
    distribution                                     --             --
  Payments for fund shares redeemed        (129,164,966)  (131,344,964)
                                          -------------  -------------
Net increase in net assets resulting
  from share transactions                    47,551,190     10,651,685
                                          -------------  -------------
Total increase in net assets                 87,994,163     66,604,605
Net assets at beginning of year             286,950,510    220,345,905
                                          -------------  -------------
Net assets at end of year                 $ 374,944,673  $ 286,950,510
                                          =============  =============

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                      Year           Year         Year        Year        Year
                                     Ended          Ended        Ended       Ended       Ended
                                    12/31/01       12/31/00     12/31/99    12/31/98    12/31/97
                                   -------------------------------------------------------------
Net asset value at
  beginning of year                 $  19.75       $  15.90     $  19.78    $  21.66    $  18.16
                                    --------       --------     --------    --------    --------
Income from Investment
  Operations
    Net investment loss                (0.04)*        (0.06)*      (0.14)*     (0.11)      (0.07)
    Net realized and
      unrealized gain/
      (loss) on investments             2.79           3.91        (2.51)      (1.45)       6.46
                                    --------       --------     --------    --------    --------
      Total from investment
        operations                      2.75           3.85        (2.65)      (1.56)       6.39
                                    --------       --------     --------    --------    --------
Less distributions from net
  realized gains on
  investments                             --             --        (1.23)      (0.32)      (2.89)
                                    --------       --------     --------    --------    --------
Net asset value at end of year      $  22.50       $  19.75     $  15.90    $  19.78    $  21.66
                                    ========       ========     ========    ========    ========
Total Return                          13.92%         24.21%      (13.28%)     (7.17%)     35.43%

Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.49%          1.51%        1.48%       1.47%       1.48%
  Ratio of net investment loss
    to average net assets             (0.16%)        (0.32%)      (0.32%)     (0.50%)     (0.41%)
  Portfolio turnover rate                93%            92%          81%         68%         62%
  Net assets, end
    of year (in thousands)          $374,945       $286,951     $220,346    $445,024    $467,070
                                    ========       ========     ========    ========    ========

* Based on monthly average shares outstanding.

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 2001, the Fund had capital loss carryforwards of $513,263. This loss may be used to offset capital gains arising in tax years through 2008.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from accounting principles generally accepted in the United States.

------------------------------------------------------------------------

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and reclassification of REIT income.

/ / LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund's investment adviser is Skyline Asset Management, L.P. ("Adviser"). The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. In 2001, the Fund borrowed a nominal amount for liquidity reasons.

/ / USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 2001 was $5,004,776.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the year ended December 31, 2001, the Fund incurred fees of $34,252 to its unaffiliated trustees.

                                       3
                             ACQUISITIONS OF FUNDS

On February 29, 2000, Skyline Special Equities Portfolio acquired all of the net assets of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian, each of which was also a series of Skyline Funds, pursuant to a plan of reorganization approved by the shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The acquisitions were accomplished by a tax-free exchange of 3,903,850 shares of Skyline Special Equities Portfolio (valued at $58,550,262) for the 5,424,907 shares of Skyline Small Cap Value Plus and 468,882 shares of Skyline Small Cap Contrarian outstanding on February 29, 2000. Skyline Small Cap Value Plus' net assets at that date ($55,470,313), including $5,678,738 of unrealized appreciation, and Skyline Small Cap Contrarian's net assets at that date ($3,079,949), including $176,541 of unrealized depreciation, were combined with those of Skyline Special Equities Portfolio. The net

------------------------------------------------------------------------

assets of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Small Cap Contrarian immediately before the acquisition were, $180,825,745, $55,470,313, and $3,079,949, respectively.

                                       4
                            FUND SHARE TRANSACTIONS

As of December 31, 2001, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                                 Shares                     Dollar Amount
                        -------------------------   -----------------------------
                        Year Ended    Year Ended     Year Ended      Year Ended
                         12/31/01      12/31/00       12/31/01        12/31/00
                        ---------------------------------------------------------
Shares sold              8,445,916     4,788,020    $ 176,716,156   $  83,446,387
Shares issued in
  connection with
  acquisition of
  Skyline Small Cap
  Value Plus and
  Skyline Contrarian
  Funds                         --     3,903,850               --   $  58,550,262
                        -----------   -----------   -------------   -------------
                         8,445,916     8,691,870      176,716,156     141,996,649
Shares redeemed         (6,315,442)   (8,015,810)    (129,164,966)   (131,344,964)
                        -----------   -----------   -------------   -------------
Net increase/decrease    2,130,474       676,060    $  47,551,190   $  10,651,685
                        ===========   ===========   =============   =============

                                       5
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 2001, were as follows:

Cost of purchases                   $336,357,631
Proceeds from sales                 $298,378,161

  REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Skyline Special Equities Portfolio (the "Fund") as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Chicago, Illinois
February 4, 2002